UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

 Securities Exchange Act of `1934

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¨	Definitive Information Statement

BALLROOM DANCE FITNESS INC.

(Name of Registrant As Specified in Charter)

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BALLROOM DANCE FITNESS INC. 1150 Hillsboro Mile Suite 1004 2-102 Hillsboro Beach, Florida 33062 (954) 684 8288

Dear Shareholders:

We are writing to advise you that our Board of Directors and shareholders holding a majority of our outstanding voting capital stock have approved an amendment to the articles of incorporation to authorize 10,000,000 shares of preferred stock, par value $0.001 (the "Preferred Stock Amendment").

These actions were approved by written consent on June 17, 2013 by our Board of Directors and a majority of holders of our voting capital stock, in accordance with Nevada Revised Statutes. Our directors and majority of the shareholders of our outstanding capital stock, as of the record date of June 17, 2013, have approved the Preferred Stock Amendment as determined were in the best interests of our Company and shareholders.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. Pursuant to Rule 14(c)-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least twenty (20) days after the date of this Information Statement has been mailed to our shareholders. This Information Statement is first mailed to you on or about Ju ly 20 ~~ne __~~ , 2013.

For the Board of Directors

By:	/s/ William Forhan
Name: William Forhan Title: President/Chief Executive Officer

BALLROOM DEANCE FITNESS INC. 1150 Hillsboro Mile Suite 1004 2-102 Hillsboro Beach, Florida 33062 (954) 684 8288

INFORMATION STATEMENT REGARDING

ACTION TO BE TAKEN BY WRITTEN CONSENT OF

MAJORITY SHAREHOLDERS

IN LIEU OF A SPECIAL MEETING

PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

This Information Statement is being amended based upon certain verbal comments received from the Securities and Exchange Commission.

This Information Statement is being furnished to all holders of the common stock of Ballroom Dance Fitness Inc., a Florida corporation (the "Company") as of June 17, 2013 in connection with the action taken by written consent of holders of a majority of the outstanding voting power of the Company to authorize the Preferred Stock Amendment.

"We," "us," "our," the “Registrant” and the "Company" refers to Ballroom Dance Fitness Inc., a Florida corporation

SUMMARY OF CORPORATE ACTIONS

INFORMATION STATEMENT

This Information Statement is furnished to the stockholders of Ballroom Dance Fitness Inc., a Florida corporation (the “Company”), in connection with our prior receipt of approval by written consents, in lieu of a special meeting, of the holders of a majority of our outstanding voting power authorizing the Board of Directors of the Company to amend the articles of incorporation to authorize 10,000,000 shares of preferred stock, par value $0.001 (the “Preferred Stock Amendment”).

On June 17, 2013, the Company obtained the approval of the Preferred Stock Amendment by written consent of the stockholders that are the record owners of 8,000,000 shares of common stock, which represents an aggregate of approximately 67.2% of the voting power as of June 17, 2013.  The names of the shareholders of record who hold in the aggregate a majority of our total issued and outstanding common stock and who signed the written consent of stockholders are: (i) William Forhan holding of record 2,000,000 shares of common stock; and (ii) Sean Forhan holding of record 6,000,000 shares of common stock.

The Preferred Stock Amendment cannot be effectuated until t wenty ~~en~~  ( 2 ~~1~~ 0) days after the mailing of this Information Statement and after the filing of the amended Articles of Incorporation with the Florida Secretary of State with respect to the Preferred Stock Amendment.

The date on which this Information Statement will be sent to stockholders will be on or about Ju ly ~~ne~~  2 ~~3~~ 0, 2013 and is being furnished to all holders of the common stock of the Company on record as of June 17, 2013.

The Board of Directors, and persons owning a majority of the outstanding voting securities of the Company have unanimously adopted, ratified and approved the proposed actions by the Company's board of directors. No other votes are required or necessary.

The Annual Report on Form 10-K for fiscal year ended December 31, 2012 and the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012 filed by the Company during the past year with the Securities and Exchange Commission may be viewed on the Securities and Exchange Commission’s web site at www.sec.gov in the Edgar Archives. The Company is presently current in the filing of all reports required to be filed by it.

Only one Information Statement is being delivered to multiple shareholders sharing an address, unless we have received contrary instructions from one or more of the shareholders. We will undertake to deliver promptly upon written or oral request a separate copy of the information statement to a stockholder at a shared address to which a single copy of the information statement was delivered. You may make a written or oral request by sending a written notification to our principal executive offices stating your name, your shared address, and the address to which we should direct the additional copy of the information statement or by calling our principal executive offices at (954) 684 8288. If multiple shareholders sharing an address have received one copy of this information statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to shareholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices.

VOTE REQUIRED

Pursuant to the Company's Bylaws and the Florida Revised Statutes, a vote by the holders of at least a majority of the Company’s outstanding votes is required to effect the Preferred Stock Amendment. The Company’s certificate of incorporation does not authorize cumulative voting. As of the record date, the Company had 11,913,750 voting shares of common stock issued and outstanding. The consenting stockholders of the shares of common stock are entitled to 8,000,000 votes, which represents approximately 67.2% of the voting rights associated with the Company’s shares of common stock. The consenting stockholders voted in favor of the Preferred Stock Amendment described herein in a unanimous written consent, dated June 17, 2013.

PROPOSAL I

AMENDMENT TO OUR ARTICLES OF INCORPORATION

TO CREATE PREFERRED STOCK

On June 17, 2013, our Board of Directors and majority shareholders, believing it to be in the best interests of the Company and its shareholders, approved the amendment to the

Company's Articles to create an aggregate of 10,000,000 shares of preferred stock, $0.001 par value per share, which are designated as blank check preferred stock.   The Board of Directors and majority shareholders approved the authorization of 10,000,000 shares of preferred stock only. The purpose of this proposed increase in authorized share capital is to make available shares of preferred stock for issuance for general corporate purposes, the business operations of the Company and subsequent financing activities and for protection from possible take-over bids, without the requirement of further action by the shareholders of the Company. The Board of Directors has considered potential uses of the additional authorized shares of Preferred Stock, which may include the seeking of additional equity financing through public or private offerings, or for other general corporate purposes. Creating the Preferred Stock will provide the Company with greater flexibility and allow the issuance of shares of Preferred Stock without the expense or delay of seeking further approval from the shareholders. The Company is at all times investigating additional sources of financing which the Board of Directors believes will be in the Company's best interests and in the best interests of the shareholders of the Company.

Blank Check Preferred Stock

The 10,000,000 shares of Preferred Stock will be deemed blank check. Pursuant to the Preferred Stock Amendment the Board of Directors of the Company will have the authority to issue such shares of Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shell be stated in the resolution of the Board of Directors without obtaining prior approval of the shareholders of the Company. As stated above the Board of Directors has considered potential uses of the additional authorized shares of Preferred Stock, which may include the seeking of additional equity financing through public or private offerings, or for other general corporate purposes. Creating the Preferred Stock will provide the Company with greater flexibility and allow the issuance of shares of Preferred Stock without the expense or delay of seeking further approval from the shareholders. The Company is at all times investigating additional sources of financing which the Board of Directors believes will be in the Company's best interests and in the best interests of the shareholders of the Company.

General

The Board of Directors will have the authority to create and issue authorized shares of Preferred Stock without requiring future approval from the shareholders, except as may be required by applicable law or exchange regulations. To the extent that additional authorized shares of Preferred Stock are created and or issued in the future, they will decrease the existing shareholders' percentage equity ownership interests and, will be dilutive to the existing shareholders. Any such issuance of additional shares of Preferred Stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock of the Company.

The Company has current plans, although there is no guarantee it will come to fruition, to issue shares of Preferred Stock as a means of obtaining financing to fund the business of the Company, and to potentially create a new class of Preferred Stock. Also, the creation of the Preferred Stock may be construed as having an anti-takeover effect. Although creation of the Preferred Stock is not being undertaken for this purpose, in the future the board of directors could, subject to its fiduciary duties and applicable law, use the Preferred Stock to frustrate persons seeking to take over or otherwise gain control of our Company by, for example, privately placing shares with purchasers who might side with the board of directors in opposing a hostile takeover bid. Such use of the Company's Preferred Stock could render more difficult, or discourage, an attempt to acquire control of our Company if such transactions were opposed by the board of directors.

Effective Time

We intend to file, as soon as practicable on or after the twentieth (20th) day after this Information Statement is sent to our shareholders, an amendment to our Articles of Incorporation effectuating the Preferred Stock Amendment with the Secretary of State of Nevada. The Preferred Stock Amendment to our Articles of Incorporation will become effective at the close of business on the date the Certificate of Amendment to the Articles of Incorporation is accepted for filing by the Secretary of State of Nevada. It is presently contemplated that such filing will be made approximately twenty (20) days from the date that this Information Statement is sent to our shareholders. The text of the Certificate of Amendment to the Articles of Incorporation and Certificate of Designation is subject to modification to include such changes as may be required by the Nevada Secretary of State to effectuate the Amendment.

No Appraisal Rights for the Amendment

Under Florida law, the Company’s shareholders are not entitled to appraisal rights with respect to the Preferred Stock Amendment and the Company will not independently provide shareholders with any such right.

BOARD OF DIRECTORS’

 AND STOCKHOLDER APPROVAL

As our directors and holders of approximately 67.2 ~~71.98~~ % of our voting power signed a written consent in favor of the Preferred Stock Amendment, we are authorized to file Articles of Amendment to the Articles of Incorporation and any subsequent Certificates of Designation for the Preferred Stock with the Florida Secretary of State. The Preferred Stock Amendment and the Certificate of Designation for the Preferred Stock will be effective upon the filing of the Articles of Amendment and the Certificate of Designation for the Preferred Stock with the Secretary of State of the State of Florida, which is expected to occur as soon as reasonably practicable on or after the 20th day following the mailing of this Information Statement to stockholders.

The information contained in this Information Statement constitutes the only notice we will be providing stockholders.

DESCRIPTION OF SECURITIES

Description of Common Stock

Number of Authorized and Outstanding Shares

The Company's Articles of Incorporation authorizes the issuance of 100,000,000 shares of Common Stock, par value $0.001 per share of which 11,913,750 shares were outstanding on June 17, 2013. All of the outstanding shares of Common Stock are fully paid and non-assessable.

Voting Rights

Holders of shares of Common Stock are entitled to one vote for each share held of record on all matters to be voted on by the shareholders. Accordingly, the holders of in excess of 50% of the aggregate number of shares of common stock outstanding will be able to elect all of the directors of the Company and to approve or disapprove any other matter submitted to a vote of all shareholders. The holders of our Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available. We have not paid any dividends since our inception, and we presently anticipate that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of our Board of Directors and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

Other

Holders of Common Stock have no cumulative voting rights. Holders of Common Stock have no preemptive rights to purchase the Company's Common Stock. There are no conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

Transfer Agent

Shares of common stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the common stock certificate, properly endorsed. No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state security laws. The Company’s transfer agent for its common stock is V Stock Transfer LLC. .

VOTE REQUIRED FOR APPROVAL

In accordance with the Florida Revised Statutes, the following actions were taken based upon the unanimous recommendation and approval by the Company's Board of Directors and the written consent of the majority shareholders.

The Board of Directors of the Company has adopted, ratified and approved the Preferred Stock Amendment. The securities that are entitled to vote approval of the Preferred Stock Amendment consist of issued and outstanding shares of the Company's $0.001 par value common voting stock outstanding on June 17, 2013, the record date for determining shareholders who are entitled to notice of and to vote.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The board of directors fixed the close of business on June 17, 2013 as the record date for the determination of the common and preferred shareholders entitled to notice of the action by written consent.

At the record date, the Company had 100,000,000 shares of common stock authorized with a stated par value of $0.001, of which 11,913,750 shares of common stock were issued and outstanding. The holders of shares of common stock are entitled to one vote per share on matter to be voted upon by shareholders.

The holders of shares of common stock are entitled to receive pro rata dividends, when and if declared by the board in its discretion, out of funds legally available therefore, but only if dividends on preferred stock have been paid in accordance with the terms of the outstanding preferred stock and there exists no deficiency in the sinking fund for the preferred stock.

Dividends on the common stock are declared by the board of directors. Payment of dividends on the common stock in the future, if any, will be subordinate to the preferred stock, must comply with the provisions of the Nevada Revised Statutes and will be determined by the board of directors. In addition, the payment of any such dividends will depend on the Company's financial condition, results of operations, capital requirements and such other factors as the board of directors deems relevant.

Shareholders and the holders of a controlling interest equaling approximately 67.2% of the voting power of the Company, as of the record date, have consented to the proposed amendment to the Articles of Incorporation. The shareholders have consented to the action required to adopt Proposal One above. This consent was sufficient, without any further action, to provide the necessary stockholder approval of the action.

IDENTIFICATION OF CURRENT DIRECTORS AND EXECUTIVE OFFICERS

All of the Company's directors hold office until the next annual general meeting of the shareholders or until their successors are elected and qualified. The Company's officers are appointed by its Board of Directors and hold office until their earlier death, retirement, resignation or removal.

The Company's current directors and executive officers, their ages and positions held are as follows:

William G. Forhan	68	Chief Executive Officer, Chief Financial Officer and Chairman (Principal Executive Officer and Principal Financial/Accounting Officer)

Sean Forhan	37	Chief Operating Officer and Director

Robert Kuechenberg	64	Director

Set forth below is certain information relating to the Company's directors and executive officers.

William Forhan has been serving as the Company's CEO since its inception on January 5, 2009. June 1, 2011 until current, Mr. Forhan is serving as CEO of Medytox Solutions, Inc., an OTCBB public company with the symbol “MMMS.”

July 1, 2005 until June 1, 2011, Mr. Forhan was CEO of Casino Players, Inc., a public OTCBB public company with the symbol “CSNO” a casino rep company sending players to 20 casinos in North America.  The company changed its business plan in June 2011 and entered the medical sector and changed its name to Medytox Solutions, Inc.

July 19, 2010 until January 11, 2011, Mr. Forhan was Founder, Chairman and CEO of National Asset Recovery Corp.  During this time, the company completed a reverse merger with a public entity and began trading as an OTCBB public company with the symbol "REPO."  Mr. Forhan created the business from the first employee and grew the company to over 25 staff focused as a Repo forwarding company in the repo asset recovery industry.

July 1, 2008 until July 15, 2009, Mr. Forhan provided SEC compliance and consulting services to Next Interactive, Inc., an OTCBB public company with the symbol “NXOI” specializing in upscale international tours and cruise sailings primarily to the Caribbean.  Mr. Forhan’s goal was to help the company complete a reverse merger with an OTCBB public company and complete two TV network acquisitions.  The company was successful in completing the reverse merger and both acquisitions in October 2008.

From July 2002 until June 28, 2008, Mr. Forhan served as the Chief Executive Officer and Chairman of Invicta Group, Inc., an OTCBB public company with the symbol “IVIT”.  Invicta Group, Inc. was an Internet Media company that sold advertising online to travel suppliers (hotels, tourist boards, tour operators and Cruise Lines) that offered discounts to Invicta's travel enthusiasts email database of 10,000,000 subscribers.

From June 1999 until January 2000, Mr. Forhan served as Co-Founder and President of ByeByeNow.com, Inc., a South Florida Dot Com company focusing as an Internet travel company.  The company owned 150 full-service travel agencies franchise locations and 250 cruise-only franchise agencies generating the industry’s largest cruise revenues exceeding $250,000,000 a year.  Total annual revenues exceeded $500,000,000 per year.

From June 1997 through January 2000, Mr. Forhan served as Chairman and CEO of Aviation Industries Corp., an OTCBB public company with the symbol “AVIA”, a holding company specializing in the travel industry.  The company owned 15% ownership in KeyWee airlines, which operated seven 727 aircrafts serving Newark to Florida and Puerto Rico as a discount scheduled airline.  The company also owned several subsidiaries including:  (i) a corporate travel company, Business Travel of Atlanta, Georgia; (ii) an airline gate in Gulfport, Mississippi serving arrival and departure charter aircraft; and (iii) a new fleet of 4 luxury motor coaches that shuttled airport/hotel arrival and departures to and from Gulf Port, Mississippi and tours to New Orleans, Louisiana.

From January 1994 to January 2000, Mr. Forhan served as Chairman and Chief Executive Officer of Casino Airlink, Inc., an OTCBB public company with the symbol “POKR”, a tour operator operating one Boeing 727 jet aircraft offering casino tours and gaming casino junkets for clients from Ft. Lauderdale, Orlando and St. Petersburg, Florida to Gulfport, Mississippi.

Sean Forhan has taught Ballroom dancing in Michigan and Florida for the past 14 years and has participated in training at Zumba classes and became a certified Zumba instructor.  Mr. Forhan has expanded that experience and added his own fitness program to create Ballroom Dance Fitness.  Mr. Forhan’s dance experience includes teaching for the franchised dance studios of Fred Astaire and Arthur Murray along with teaching at independent dance studios.  Mr. Forhan has taught his Ballroom Dance Fitness classes at local community centers, gyms and the YMCA.

As the Company’s leader, Mr. Forhan has the passion for Dancing and Fitness and he has created a fitness routine that is “Fun Exercise” that can be transferred to the dance floor with the resulting benefits of greater endurance and a more fit body.

Bob Kuechenberg has been serving as a Director of the Company since January 2, 2010.  Mr. Kuechenberg is best known as a celebrity football player in Miami, Florida.  He played for the Miami Dolphins for 16 years as offensive guard and was an All Pro 7 times and played college football and graduated from Notre Dame.  Mr. Kuechenberg has been involved in several entrepreneur ventures in a variety of businesses since retiring from professional football.  Since 2002, he has been the owner of a Construction

Consulting Company located in Ft. Lauderdale, Florida.  Mr. Kuechenberg has been a motivational speaker and radio talk show host and guest.

Family Relationships amongst Directors and Officers

There is a family relationship between the officers and directors.  Sean Forhan, COO, is the son of William Forhan, CEO.

Involvement in Certain Legal Proceedings

None of the executive officers or directors of the Company: (i) has been involved as a general partner or executive officer of any business which has filed a bankruptcy petition; (ii) has been convicted in any criminal proceeding nor is subject to any pending criminal proceeding; (iii) has been subject to any order, judgment or decree of any court permanently or temporarily enjoying, barring, suspending or otherwise limiting his involvement in any type of transaction in any type of business, securities or banking activities; and (iv) has been found by a court, the Commission or the Commodities Futures Trading Commission to have violated a federal or state or commodities law.

Information Concerning Director Non- Executive Officer

The Company has one Director that is not an officer of the Company, Robert Kuechenberg.  Mr. Kuechenberg serves as an independent Director.

Involvement in Certain Legal Proceedings

During the past five years, none of the Company's directors, executive officers or persons that may be deemed promoters is or have been involved in any legal proceeding concerning: (i) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction permanently or temporarily enjoining, barring, suspending or otherwise limiting involvement in any type of business, securities or banking activity; or (iv) being found by a court, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law (and the judgment has not been reversed, suspended or vacated).

Compliance With Section 16(A) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company's directors and officers, and the persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to us pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely on the reports received by the Company and on the representations of the reporting persons, the Company believes that these persons have complied with all applicable filing requirements during the fiscal year ended December 31, 2012.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid to the Company's Chief Executive Officer and those executive officers that earned in excess of $100,000 during fiscal years ended December 31, 2012 and 2011 (collectively, the “Named Executive Officers”):

Summary Compensation Table

				Long-Term
				Compensation
		Annual Compensation(1)		Number of	All Other
Name and Principal Position	Year	Salary	Bonus	Options	Compensation(1)

William Forhan, CEO, CFO and Chairman (Principal Executive and Financial and Accounting Officer)	2012	$0	$0	0	$0
	2011	$0	$0	0	$0

Sean Forhan, COO and Director	2012	$0	$0	0	$25,023
	2011	$0	$0	0	$9,069

(1)

Represents payments to the COO as an independent contractor related to the offering of dance classes.

Executive Employment Agreements

William G. Forhan and Sean Forhan

Ballroom Dance Fitness, Inc. has employment agreements, dated January 1, 2009, for both Mr. William Forhan and Mr. Sean Forhan.  The Agreements are the same for both Officers and are for a term of four years and shall automatically renew for one-year terms thereafter unless terminated by either party at least 90 days prior to the next term.  Under the agreements, each employee shall receive a base salary of $72,000 per year and an annual bonus of 10% of EBITDA, but no wages shall be accrued until such time the Company has adequate cash flow.  The Officers shall also receive car allowance of $600 per month.  The employment agreements provide for health and life insurance and four weeks paid vacation.

The Forhan’s have has not received any salary payments since inception.  No amounts have been accrued.

Director Compensation

No director expenses have been incurred to date.

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS

 AND FIVE PERCENT STOCKHOLDERS

The following table sets forth certain information concerning the ownership of the Company's common stock as of June 17, 2013 with respect to: (i) each person known to the Company to be the beneficial owner of more than five percent of the Company's common stock; (ii) all directors; and (iii) directors and executive officers of the Company as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below. As of June 17, 2013, there were 11,913,750 shares of common stock issued and outstanding.

Name and Address of Beneficial Owner	Beneficial Ownership	Percent of Class

William G. Forhan,	2,000,000	16.8%
1150 Hillsboro Blvd Suite 1004 Hillsboro Beach, FL 33062

Sean Forhan 1150 Hillsboro Blvd Suite 1004 Hillsboro Beach, FL 33062	6,000,000	50.4%

Clark Forhan	1,250,000	10.0%
c/o Medytox Solutions, Inc.
400 S. Australian Ave.
Suite 800
West Palm Beach, FL 33401

All Officers and Directors as a Group	9,250,000	77.3.0%

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed increase in the number of authorized shares of the Company's common stock and the restatement of the par value of those shares or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

FORWARD-LOOKING STATEMENTS

This information statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the U.S. Securities and Exchange Commission.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the Securities Exchange Act, we file periodic reports, documents, and other information with the Securities and Exchange Commission relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov.

INCORPORATION OF FINANCIAL INFORMATION

We “incorporate by reference” into this Information Statement the information in certain documents we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this information statement the following documents we have previously filed with the SEC: our Quarterly Report on Form 10-Q for quarterly period ended March 31, 2013, our

Annual Report on Form 10-K for fiscal year ended December 31, 2012 and our Quarterly Report on Form 10-Q for the quarterly periods ended March 31, 2012, June 30, 2012 and September 30, 2012. You may request a copy of these filings at no cost, by writing or telephoning us at the following address:

BALLROOM DEANCE FITNESS INC.

1150  Hillsboro  Mile

Suite 1004  2-102

 Hillsboro Beach, Florida 33062

(954) 684 8288

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This Information Statement is for informational purposes only. Please read this information statement carefully.

Dated: July 10, 2013

By Order of the Board of Directors

/s/ William Forhan  _______________

Chief Executive Officer and Director